UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2014

IBEX ADVANCED MORTGAGE TECHNOLOGY INC.
(Exact name of small business issuer as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-55011	35-2470359
(Commission File Number)	(IRS Employer Identification No.)

6371 Business Blvd, Suite 200, Sarasota, Florida  34240

(Address of principal executive offices and zip code)

(941) 907-8481

(Registrant’s telephone number including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 21, 2014, Diane J. Harrison submitted her resignation as Secretary and Director effective at 5:00 p.m. that same day.  As a reason for her resignation, Ms. Harrison cited the constraints of her own law practice as the reason for her inability to perform the secretary and director duties and responsibilities effectively.

There were no disagreements between the Company and Ms. Harrison regarding the operations and direction of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBEX ADVANCED MORTGAGE TECHNOLOGY INC.
Dated: October 27, 2014	By:	/s/ William S. Coleman
Name: William S. Coleman Title: President